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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Madison Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2010

Madison Mosaic Income Trust

Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

CONTENTS

Management’s Discussion of Fund Performance
Economic Overview	1
Outlook	1
Government Fund	2
Core Bond Fund	3
Institutional Bond Fund	4
Investment Grade Corporate Bond Fund	5
Portfolio of Investments
Government Fund	6
Core Bond Fund	7
Institutional Bond Fund	9
Investment Grade Corporate Bond Fund	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Other Information	23
Trustees and Officers	27

Madison Mosaic Income Trust

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW

We began this one-year period with a welcome calm in the bond markets. The yield curve was relatively stable, market volatility had moderated, and long-term yields remained in a tight trading range. In this environment investors turned their attention to debating economic fundamentals while weighing the sustainability of the recent economic upturn. This atmosphere of calm belied persistent and fundamental economic challenges. The housing market continued to struggle, unemployment was persistently high, and European governments came under pressure. Despite these clouds, higher-risk U.S. bonds continued to lead the market.

Fear reemerged in the financial markets during the second quarter of 2010. After nearly a year of consistent gains from risk sectors (stocks, corporate bonds), turmoil in the European Union among sovereign bond issuers and the banks that finance them caused investors to seek the relative safety of the highest quality investments. In the U.S., that meant a sharp rally in Treasury yields, widening risk premiums on corporate bonds and declines in the broad equity indices. Just as the opening mood of the year had dissipated, this atmosphere of fear proved to be short lived as well.

After three quarters of generally falling long-term bond yields, the market did an about-face in the year’s final quarter. Just as economic indicators began to allay fears of a double-dip recession, the Federal Reserve Board sparked additional confidence with the announcement of another round of quantitative easing, which became known as QE2. While the economy was not actually strong by historic norms, and the recovery remained sub-par, the U.S. was suddenly viewed as the "best of the worst" among major economies. Europe was straddled with sovereign debt concerns, Japan remained mired in a weak growth/high deficit environment, and China was putting on the economic brakes to contain emerging inflation. From the lows in long-term yields in early October, interest rates rose nearly a full percentage point, driving down the value of existing bonds and muting bond returns for the one-year period.

OUTLOOK

At year-end, the U.S. economy showed stronger fundamentals than it did a year previously, and we’ve upgraded our view going forward. The holiday retail season proved a pleasant surprise with retail sales growth exceeding initially gloomy estimates. The manufacturing sector had a firmer tone, and state claims for unemployment insurance resumed their downward trend after a choppy period during the summer. Despite the more buoyant economic mood and our upgraded assessment of future prospects, we still consider the outlook for 2011 to be somewhat below where the economy should be at this stage of the recovery for several reasons.

At year end the housing market remained an issue and exhibited renewed softness with the expiration of tax incentives for home purchase. Mortgage rates edged higher as the year progressed as a result of the general rise in interest rates and the inventory of unsold homes remained near record highs. Housing starts were stuck near the lows recorded in the spring of 2009. Meanwhile, the labor market remained extremely challenging. After a spurt in payroll growth in the spring of 2010, the rate of job growth stalled at a level insufficient to keep the unemployment rate from rising further. Gains in productivity allowed businesses and workers to do more with less, and it is unlikely that payroll growth will advance in earnest until productivity growth levels off.

Despite the jump in bond yields during the fourth quarter, long-term interest rates remain well below our estimate of fair value, and we enter 2011 with a conservative bias. We expect to retain our conservative stance in our fixed income funds in the early part of 2011, and remain watchful for trading opportunities in the volatile environment we see ahead.

Annual Report - 1

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC GOVERNMENT FUND

FUND-AT-A-GLANCE
Objective: Madison Mosaic Government Fund provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.
Net Assets: $5.0 million
Date of Inception: July 21, 1983
Ticker: MADTX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Government Fund invests primarily in short to intermediate term government and government agency bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear high, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Government Fund returned 3.40% for the annual period ended December 31, 2010. This return underperformed the fund’s benchmark, the Barclays Capital Intermediate Government Bond Index, which had a return of 4.98% for the period. This relative return reflects the fund’s duration posture which tends towards a shorter more defensive stance in a period in which intermediate bonds outperformed short bonds. The fund’s 30-day SEC yield at period end was 0.80%, with an effective duration of 3.22 years.

The Government Fund began the period with 30.6% in Treasuries and 47.8% in government agency notes, with the remainder in mortgage-backed securities and short-term notes. Over the course of the twelve months, management increased the Treasury position to 41.9% while the agency position dropped modestly to a 45.4% weighting. We also trimmed the fund’s holdings in high-quality mortgage-backed securities, decreasing exposure from 19.0% of the fund to 10.9%. The fund’s largest positions during this six-month period were short to intermediate duration bonds issued by the U.S. Treasury, Fannie Mae and Freddie Mac.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
U.S. Treasury Note, 3.125%, 10/31/16	9.30%
U.S. Treasury Note, 4.75%, 5/31/12	6.31%
Freddie Mac, 5.5%, 9/15/11	6.16%
U.S. Treasury Note, 2.625%, 4/30/16	5.58%
U.S. Treasury Note, 4%, 11/15/12	5.27%
U.S. Treasury Note, 3.75%, 11/15/18	4.74%
U.S. Treasury Note, 4.25%, 8/15/14	4.37%
Fannie Mae, 4.625%, 10/15/13	4.35%
Fannie Mae, 2.375%, 7/28/15	4.02%
Fannie Mae, 1.625%, 10/26/15	3.87%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Mortgage Backed Securities	10.9%
U.S. Agency Notes	45.4%
U.S. Treasury Notes	41.9%
Cash and Other	1.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT
Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

Annual Report - 2

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC CORE BOND FUND

FUND-AT-A-GLANCE
Objective: Madison Mosaic Core Bond Fund provides relatively higher income by investing in a mix of higher, medium and lower-rated corporate bonds.
Net Assets: $9.1 million
Date of Inception: July 21, 1983
Ticker: MADBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Core Bond Fund invests primarily in intermediate term corporate, government and mortgage-backed bonds. The fund is actively managed in terms of duration, asset mix and yield curve positioning. When we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear high, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Mosaic Core Bond Fund rose 5.11% for the year ended December 31, 2010. Over the same period, its benchmark, the Barclays Capital U.S. Intermediate Aggregate Index rose 6.15%. Over the past year the market favored higher-risk, lower-quality securities, while the fund’s conservative duration posture was not additive. Core Bond had a relatively light 7.7% exposure to Baa/BBB bonds (the lowest investment-grade rating) at the beginning of the period and ended the period holding 9.5%. We believe that if the fund had allocated a greater percentage of its portfolio to lower-rated securities throughout the period, its performance relative to its benchmark would have been closer. As of December 31, 2010 Core Bond had a 30-day SEC yield of 2.08% and a duration of 4.15 years.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
U.S. Treasury Note, 3.125%, 5/15/19	13.33%
GNMA MBS #698089, 4%, 4/15/39	3.69%
Freddie Mac, 5%, 2/16/17	3.10%
FNMA MBS #889260, 5%, 4/1/38	2.63%
U.S. Treasury Note, 3.875%, 5/15/18	2.54%
FNMA MBS #745355, 5%, 3/1/36	2.23%
FHLMC MBS #J07302, 4.5%, 04/1/23	2.09%
Kimberly-Clark Corp., 6.125%, 8/1/17	1.93%
U.S. Treasury Bond, 5.375%, 2/15/31	1.93%
ConocoPhillips, 4.6%, 1/15/15	1.80%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	6.3%
Consumer Staples	6.9%
Energy	6.4%
Financials	16.3%
Health Care	5.4%
Industrials	1.3%
Information Technology	4.9%
Materials	1.2%
Telecommunication Services	0.9%
Utilities	0.9%
Mortgage Backed Securities	26.8%
U.S. Government and Agency Obligations	24.2%
Cash and Other	(1.5%)

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT
Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

Annual Report - 3

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC INSTITUTIONAL BOND FUND

FUND-AT-A-GLANCE
Objective: The Madison Mosaic Institutional Bond Fund seeks total investment return through a combination of intermediate corporate and government bonds.
Net Assets: $52.4 million
Date of Inception: May 1, 2000
Ticker: MIIBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Institutional Bond Fund invests primarily in short to intermediate term government, government agency and investment-grade corporate bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear high, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Institutional Bond Fund returned 4.35% for the annual period ended December 31, 2010. Over the same period, its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index rose 5.89% Over the one-year period the market favored higher-risk, lower-quality securities, while the fund’s conservative duration posture was not additive. Institutional Bond Fund has a quality mandate which means the fund does not hold high-risk, low-rated bonds. The performance differential among rated bonds can be clearly seen in the one-year returns of the various U.S. Intermediate Bond quality categories as tabulated by Barclays. The highest AAA grade returned 4.8%, BBB returned 9.4%, while the lowest CAA and CA-D produced double-digit returns. Of course, these lower rated bonds contain additional risk, as when we saw their value dive in 2008. We believe that the fund’s quality mandate was a major disadvantage over this period when compared to its benchmark, whose holdings include an allocation to lower quality bonds. As of December 31, 2010 Institutional Bond had an asset allocation of 51.5% corporates, 20.4% government agencies, and 27.1% Treasuries, a 30-day SEC yield of 0.96% and a duration of 3.22 years.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
U.S. Treasury Note, 4.25%, 8/15/14	4.74%
Freddie Mac, 4.5%, 7/15/13	4.68%
Freddie Mac, 5.125%, 7/15/12	4.59%
Fannie Mae, 3.625%, 8/15/11	4.38%
Federal Home Loan Bank, 3.625%, 5/29/13	4.07%
U.S. Treasury Note, 4%, 11/15/12	4.06%
U.S. Treasury Note, 2.625%, 11/15/20	4.05%
U.S. Treasury Note, 2%, 11/30/13	3.93%
U.S. Treasury Note, 1.375%, 1/15/13	3.88%
U.S. Treasury Note, 4.875%, 2/15/12	3.61%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	4.2%
Consumer Staples	12.7%
Energy	2.6%
Financials	17.3%
Health Care	3.1%
Industrials	1.5%
Information Technology	8.1%
Materials	2.0%
U.S. Government & Agency Obligations	47.5%
Cash & Other	1.0%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT
Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

Annual Report - 4

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

INVESTMENT GRADE CORPORATE BOND FUND

FUND-AT-A-GLANCE
Objective:  The Madison Mosaic Investment Grade Corporate Bond Fund provides investors with monthly income by investing in investment grade corporate securities. It is designed to only be available for purchase in broker-sponsored wrap programs.

Net Assets: $1.1 million
Date of Inception: July 1, 2007
Ticker: COINX

Madison Mosaic Investment Grade Corporate Bond Fund provides investors with regular, monthly income through investments in bonds issued by corporations. The fund will generally invest in corporate securities with an average maturity of 10 years or less. The result is a fund designed for investors who seek regular income from an actively managed bond fund that seeks the best risk/return profiles from a portfolio that emphasizes higher quality intermediate-term corporate issuance.

Madison Mosaic Investment Grade Corporate Bond Fund returned 5.81% for the year, during a one-year period in which corporate bonds outperformed U.S. Treasuries and agency bonds. The fund trailed its benchmark, the Barclays Capital Intermediate U.S. Credit Index, which rose 7.76%. The fund focused on higher quality bonds and held a conservative duration posture. Barclays Capital corporate bond indices indicate the quality disparity as their top AAA category returned 4.8% for the year, while the lower categories of BA, B, CAA and CA-D were all up double digits for the period. For the year, long-term bonds outperformed intermediate term bonds which in turn, outperformed short-term bonds. We believe the fund’s more conservative interest rate and quality stance were the primary reasons for its underperformance to the benchmark. At period end, the fund had a 30-day SEC yield of 1.56% and a duration of 3.76 years.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Abbott Laboratories, 5.875%, 5/15/16	2.70%
Cisco Systems Inc., 5.5%, 2/22/16	2.67%
Coca-Cola Co./The, 5.35%, 11/15/17	2.65%
Yum! Brands Inc., 6.25%, 3/15/18	2.64%
Pfizer Inc., 5.35%, 3/15/15	2.63%
Sysco Corp., 5.25%, 2/12/18	2.58%
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	2.53%
General Electric Capital Corp., 5.4%, 2/15/17	2.51%
American Express Co., 4.875%, 7/15/13	2.50%
US Bancorp, 4.2%, 5/15/14	2.50%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	10.5%
Consumer Staples	23.0%
Energy	8.1%
Financials	22.6%
Health Care	6.8%
Industrials	4.5%
Information Technology	14.1%
Materials	2.5%
Telecommunication Services	2.4%
Utilities	1.0%
Cash & Other	4.5%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT
Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes. The primary benchmark is changing from the Barclays Capital Intermediate Credit Bond Index to the Barclays Capital Credit Bond Index.

Annual Report - 5

Madison Mosaic Income Trust | December 31, 2010

Government Fund • Portfolio of Investments

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES - 10.9%
Fannie Mae - 6.4%
5.5%, 2/1/18 Pool # 555345	$ 24,103	$ 25,964
5.0%, 6/1/18 Pool # 555545	47,530	50,901
6.5%, 5/1/32 Pool # 636758	10,252	11,529
6.5%, 6/1/32 Pool # 254346	11,750	13,213
6.0%, 8/1/32 Pool # 254405	20,415	22,493
4.5%, 12/1/35 Pool # 745147	145,916	150,644
5.5%, 1/1/38 Pool # 953589	44,486	47,639
		322,383
Freddie Mac - 1.7%
5.5%, 8/1/17 Pool # E90778	19,233	20,651
4.5%, 11/1/23 Pool # G13342	49,972	52,299
6.5%, 6/1/32 Pool # C01364	12,157	13,671
		86,621
Ginnie Mae - 2.8%
7.0%, 9/20/27 Pool # 2483	7,460	8,508
6.0%, 2/15/38 Pool # 676516	37,919	41,754
4.0%, 4/15/39 Pool # 698089	88,671	89,504
		139,766
Total Mortgage Backed Securities (Cost $527,189)		548,770
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 87.3%
Fannie Mae - 28.1%
6%, 5/15/11	100,000	102,125
6.125%, 3/15/12	100,000	106,740
4.875%, 5/18/12	100,000	106,001
3.625%, 2/12/13	150,000	159,114
4.75%, 2/21/13	150,000	162,544
4.375%, 7/17/13	150,000	162,633
4.625%, 10/15/13	200,000	219,675
2.375%, 7/28/15	200,000	203,046
1.625%, 10/26/15	200,000	195,160
		1,417,038
Federal Home Loan Bank - 5.3%
4%, 9/6/13	150,000	161,632
3.125%, 12/13/13	100,000	105,569
		267,201
Freddie Mac - 12.0%
5.5%, 9/15/11	300,000	310,792
4.5%, 7/15/13	150,000	163,522
2.875%, 2/9/15	125,000	130,267
		604,581
	Par Value	Value (Note 1)
U.S. Treasury Notes - 41.9%
1%, 7/31/11	$150,000	$ 150,691
4.75%, 5/31/12	300,000	318,340
4%, 11/15/12	250,000	266,191
4.25%, 8/15/14	200,000	220,656
2.625%, 4/30/16	275,000	281,553
3.125%, 10/31/16	450,000	469,476
4.5%, 5/15/17	90,000	100,716
3.75%, 11/15/18	225,000	239,361
2.625%, 11/15/20	75,000	70,758
		2,117,742
Total U.S. Government and Agency Obligations (Cost $4,289,278)		4,406,562
Repurchase Agreement - 1.1%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $55,248 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $54,165 (Cost $54,165)		54,165
TOTAL INVESTMENTS - 99.3% (Cost $4,870,632)		5,009,497
NET OTHER ASSETS AND LIABILITIES - 0.7%		38,052
TOTAL ASSETS - 100.0%		$ 5,047,549

See accompanying Notes to Financial Statements.

Annual Report - 6

Madison Mosaic Income Trust | December 31, 2010

Core Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 50.5%
Consumer Discretionary - 6.3%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$ 27,000	$ 30,739
Comcast Corp., 5.3%, 1/15/14	100,000	109,013
McDonald’s Corp., 5.35%, 3/1/18	100,000	112,370
Target Corp., 5.875%, 3/1/12	100,000	105,332
Walt Disney Co./The, 6.375%, 3/1/12	100,000	106,529
Yum! Brands Inc., 6.25%, 3/15/18	100,000	113,075
		577,058
Consumer Staples - 6.9%
Bottling Group LLC, 4.625%, 11/15/12	100,000	106,935
Costco Wholesale Corp., 5.5%, 3/15/17	100,000	114,085
Kimberly-Clark Corp., 6.125%, 8/1/17	150,000	175,302
Kraft Foods Inc., 5.625%, 11/1/11	13,000	13,508
Sysco Corp., 5.25%, 2/12/18	100,000	110,361
Walgreen Co., 4.875%, 8/1/13	100,000	109,291
		629,482
Energy - 6.4%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	53,689
ConocoPhillips, 4.6%, 1/15/15	150,000	163,643
Devon Energy Corp., 6.3%, 1/15/19	125,000	147,339
Marathon Oil Corp., 6.5%, 2/15/14	100,000	112,652
Valero Energy Corp., 6.875%, 4/15/12	100,000	106,451
		583,774
Financials - 16.3%
Allstate Corp./The, 6.2%, 5/16/14	100,000	113,178
American Express Credit Corp., 5.875%, 5/2/13	150,000	163,220
Bank of America Corp., 4.875%, 9/15/12	100,000	104,456
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	150,000	160,175
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	109,460
General Electric Capital Corp., 4.8%, 5/1/13	100,000	106,968
Goldman Sachs Group Inc./The, 5.75%, 10/1/16	100,000	109,024
Markel Corp., 6.8%, 2/15/13	75,000	79,488
Morgan Stanley, 5.375%, 10/15/15	150,000	157,721
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	100,000	108,188
US Bancorp, 4.2%, 5/15/14	100,000	106,906
Wells Fargo & Co., 4.375%, 1/31/13	150,000	158,816
		1,477,600
Health Care - 5.4%
Abbott Laboratories, 5.6%, 11/30/17	100,000	114,497
Eli Lilly & Co., 4.2%, 3/6/14	100,000	107,284
	Par Value	Value (Note 1)
Merck & Co. Inc., 4%, 6/30/15	$150,000	$ 161,101
Pfizer Inc., 5.35%, 3/15/15	100,000	112,523
		495,405
Industrials - 1.3%
United Parcel Service Inc., 5.5%, 1/15/18	100,000	113,771
Information Technology - 4.9%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	114,241
Hewlett-Packard Co., 5.5%, 3/1/18	100,000	112,841
Oracle Corp., 4.95%, 4/15/13	100,000	109,000
Western Union Co./The, 5.93%, 10/1/16	100,000	112,091
		448,173
Materials - 1.2%
EI du Pont de Nemours & Co., 4.75%, 11/15/12	100,000	106,627
Telecommunication Services - 0.9%
Verizon New England Inc., 6.5%, 9/15/11	75,000	77,930
Utilities - 0.9%
Dominion Resources Inc./VA, 5.7%, 9/17/12	75,000	80,737
Total Corporate Notes and Bonds (Cost $4,376,382)		4,590,557
MORTGAGE BACKED SECURITIES - 26.8%
Fannie Mae - 15.9%
5.0%, 2/1/19 Pool # 725341	36,574	39,169
6.0%, 3/1/21 Pool # 745406	54,754	59,734
5.5%, 3/1/21 Pool # 837199	64,608	69,555
6.5%, 5/1/32 Pool # 636758	13,669	15,372
4.5%, 12/1/35 Pool # 745147	145,916	150,644
5.0%, 2/1/36 Pool # 745275	144,614	152,702
5.0%, 3/1/36 Pool # 745355	191,868	202,600
5.5%, 5/1/36 Pool # 745516	63,298	68,081
6.0%, 12/1/36 Pool # 256514	76,981	83,925
6.0%, 12/1/36 Pool # 902070	65,735	71,664
6.0%, 12/1/36 Pool # 903002	62,653	68,304
5.5%, 1/1/37 Pool # 905805	120,015	128,707
5.5%, 1/1/38 Pool # 953589	44,486	47,639
6.0%, 1/1/38 Pool # 965649	47,005	51,156
5.0%, 4/1/38 Pool # 889260	227,648	239,598
		1,448,850
Freddie Mac - 7.2%
5.0%, 2/1/21 Pool # G11911	81,308	86,618
4.5%, 4/1/23 Pool # J07302	181,283	189,724
4.5%, 11/1/23 Pool # G13342	99,945	104,598
6.0%, 8/1/36 Pool # A51727	68,382	74,328
6.5%, 11/1/36 Pool # C02660	68,944	76,692
5.0%, 9/1/38 Pool # G04815	114,358	120,038
		651,998

See accompanying Notes to Financial Statements.

Annual Report - 7

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2010 | continued

	Par Value	Value (Note 1)
Ginnie Mae - 3.7%
4.0%, 4/15/39 Pool # 698089	$332,516	$ 335,639
Total Mortgage Backed Securities (Cost $2,330,061)		2,436,487
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.2%
Freddie Mac - 4.2%
2.5%, 4/8/13	100,000	100,558
5%, 2/16/17	250,000	281,852
		382,410
U.S. Treasury Bond - 1.9%
5.375%, 2/15/31	150,000	175,125
U.S. Treasury Notes - 18.1%
0.5%, 11/15/13	75,000	74,045
3.125%, 10/31/16	125,000	130,410
3.875%, 5/15/18	215,000	231,360
3.125%, 5/15/19	1,200,000	1,212,844
		1,648,659
Total U.S. Government and Agency Obligations (Cost $2,248,132)		2,206,194
		Value (Note 1)
Repurchase Agreement - 1.9%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $174,770 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $171,344 (Cost $171,344)		$ 171,344
TOTAL INVESTMENTS - 103.4% (Cost $9,125,919)		9,404,582
NET OTHER ASSETS AND LIABILITIES - (3.4%)		(308,924)
TOTAL ASSETS - 100.0%		$ 9,095,658

LLC  Limited Liability Company
PLC  Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report - 8

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2010 | continued

Institutional Bond Fund • Portfolio of Investments
	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 51.5%
Consumer Discretionary - 4.2%
McDonald’s Corp., 5.35%, 3/1/18	$1,000,000	$ 1,123,698
Target Corp., 5.875%, 3/1/12	1,000,000	1,053,321
		2,177,019
Consumer Staples - 12.7%
Coca-Cola Co./The, 4.875%, 3/15/19	1,000,000	1,095,280
Costco Wholesale Corp., 5.3%, 3/15/12	1,000,000	1,052,348
PepsiCo Inc./NC, 4.65%, 2/15/13	1,000,000	1,077,353
Procter & Gamble Co./The, 4.7%, 2/15/19	1,000,000	1,084,318
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,103,606
Walgreen Co., 4.875%, 8/1/13	125,000	136,613
Walgreen Co., 5.25%, 1/15/19	875,000	974,522
Wal-Mart Stores Inc., 4.55%, 5/1/13	125,000	135,093
		6,659,133
Energy - 2.6%
BP Capital Markets PLC, 3.875%, 3/10/15	518,000	534,825
ConocoPhillips, 4.6%, 1/15/15	750,000	818,212
		1,353,037
Financials - 17.3%
Allstate Corp./The, 6.2%, 5/16/14	450,000	509,299
American Express Co., 4.875%, 7/15/13	1,000,000	1,069,642
Bank of America Corp., 4.875%, 9/15/12	1,000,000	1,044,561
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	450,000	492,571
General Electric Capital Corp., 4.25%, 6/15/12	170,000	176,856
General Electric Capital Corp., 4.8%, 5/1/13	830,000	887,833
Goldman Sachs Group Inc./The, 6.6%, 1/15/12	1,000,000	1,057,728
HSBC Finance Corp., 6.375%, 10/15/11	70,000	72,990
JPMorgan Chase & Co., 3.7%, 1/20/15	1,000,000	1,035,857
Merrill Lynch & Co. Inc., 5.77%, 7/25/11	125,000	128,530
Morgan Stanley, 5.375%, 10/15/15	1,000,000	1,051,474
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	450,000	486,845
US Bancorp, 4.2%, 5/15/14	1,000,000	1,069,056
		9,083,242
Health Care - 3.1%
Abbott Laboratories, 5.6%, 11/30/17	1,000,000	1,144,970
Eli Lilly & Co., 4.2%, 3/6/14	450,000	482,781
		1,627,751
Industrials - 1.5%
United Parcel Service Inc., 5.5%, 1/15/18	705,000	802,087
	Par Value	Value (Note 1)
Information Technology - 8.1%
Cisco Systems Inc., 5.25%, 2/22/11	$1,000,000	$ 1,005,934
Hewlett-Packard Co., 5.25%, 3/1/12	1,000,000	1,051,403
International Business Machines Corp., 4.75%, 11/29/12	1,000,000	1,074,074
Oracle Corp., 4.95%, 4/15/13	1,000,000	1,089,996
		4,221,407
Materials - 2.0%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,000,000	1,038,859
Total Corporate Notes and Bonds (Cost $26,251,047)		26,962,535
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.5%
Fannie Mae - 7.0%
3.625%, 8/15/11	2,250,000	2,295,569
4.625%, 10/15/14	1,250,000	1,391,501
		3,687,070
Federal Home Loan Bank - 4.1%
3.625%, 5/29/13	2,000,000	2,132,718
Freddie Mac - 9.3%
5.125%, 7/15/12	2,250,000	2,406,353
4.5%, 7/15/13	2,250,000	2,452,829
		4,859,182
U.S. Treasury Notes - 27.1%
4.875%, 2/15/12	1,800,000	1,890,493
4%, 11/15/12	2,000,000	2,129,532
1.375%, 1/15/13	2,000,000	2,030,782
2%, 11/30/13	2,000,000	2,059,376
4.25%, 8/15/14	2,250,000	2,482,382
3.125%, 5/15/19	1,500,000	1,516,055
2.625%, 11/15/20	2,250,000	2,122,736
		14,231,356
Total U.S. Government and Agency Obligations (Cost $24,376,787)		24,910,326
Repurchase Agreement - 0.2%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $83,838 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $82,194 (Cost $82,194)		82,194
TOTAL INVESTMENTS - 99.2% (Cost $50,710,028)		51,955,055
NET OTHER ASSETS AND LIABILITIES - 0.8%		432,727
TOTAL ASSETS - 100.0%		$52,387,782

PLC   Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report - 9

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2010 | concluded

Investment Grade Corporate Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 95.5%
Consumer Discretionary - 10.5%
Comcast Corp., 5.9%, 3/15/16	$15,000	$ 16,812
McDonald’s Corp., 5.8%, 10/15/17	20,000	23,142
Target Corp., 5.875%, 7/15/16	20,000	23,143
Walt Disney Co./The, 5.7%, 7/15/11	20,000	20,567
Yum! Brands Inc., 6.25%, 3/15/18	25,000	28,269
		111,933
Consumer Staples - 23.0%
Bottling Group LLC, 4.625%, 11/15/12	20,000	21,387
Coca-Cola Co./The, 5.35%, 11/15/17	25,000	28,326
Coca-Cola Refreshments USA Inc., 7.375%, 3/3/14	10,000	11,666
Costco Wholesale Corp., 5.3%, 3/15/12	20,000	21,047
General Mills Inc., 5.65%, 2/15/19	20,000	22,302
Kellogg Co., 6.6%, 4/1/11	15,000	15,227
Kimberly-Clark Corp., 6.125%, 8/1/17	10,000	11,687
Kraft Foods Inc., 6.5%, 8/11/17	20,000	23,313
Procter & Gamble Co./The, 4.95%, 8/15/14	20,000	22,235
Sysco Corp., 5.25%, 2/12/18	25,000	27,590
Walgreen Co., 5.25%, 1/15/19	20,000	22,275
Wal-Mart Stores Inc., 3.25%, 10/25/20	20,000	18,836
		245,891
Energy - 8.1%
BP Capital Markets PLC, 3.875%, 3/10/15	13,000	13,422
ConocoPhillips, 4.6%, 1/15/15	20,000	21,819
Devon Energy Corp., 5.625%, 1/15/14	15,000	16,590
Marathon Oil Corp., 6.5%, 2/15/14	10,000	11,265
Marathon Oil Corp., 7.5%, 2/15/19	10,000	12,439
Valero Energy Corp., 6.875%, 4/15/12	10,000	10,645
		86,180
Financials - 22.6%
American Express Co., 4.875%, 7/15/13	25,000	26,741
Bank of America Corp., 4.875%, 9/15/12	20,000	20,891
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	25,000	26,696
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	20,000	21,892
General Electric Capital Corp., 5.4%, 2/15/17	25,000	26,796
Goldman Sachs Group Inc./The, 5.125%, 1/15/15	20,000	21,507
JPMorgan Chase & Co., 4.75%, 3/1/15	20,000	21,375
Morgan Stanley, 5.375%, 10/15/15	10,000	10,515
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	25,000	27,047
	Par Value	Value (Note 1)
US Bancorp, 4.2%, 5/15/14	$25,000	$ 26,726
Wells Fargo & Co., 5.625%, 12/11/17	10,000	11,088
		241,274
Health Care - 6.8%
Abbott Laboratories, 5.875%, 5/15/16	25,000	28,894
Eli Lilly & Co., 6%, 3/15/12	15,000	15,976
Pfizer Inc., 5.35%, 3/15/15	25,000	28,130
		73,000
Industrials - 4.5%
3M Co., 4.5%, 11/1/11	25,000	25,891
United Parcel Service Inc., 5.5%, 1/15/18	20,000	22,754
		48,645
Information Technology - 14.1%
Cisco Systems Inc., 5.5%, 2/22/16	25,000	28,560
Hewlett-Packard Co., 5.25%, 3/1/12	20,000	21,028
International Business Machines Corp., 4.75%, 11/29/12	20,000	21,481
Intuit Inc., 5.4%, 3/15/12	10,000	10,475
Microsoft Corp., 3%, 10/1/20	25,000	23,491
Oracle Corp., 5.75%, 4/15/18	20,000	22,914
Western Union Co./The, 5.93%, 10/1/16	20,000	22,419
		150,368
Materials - 2.5%
EI du Pont de Nemours & Co., 4.75%, 11/15/12	25,000	26,657
Telecommunication Services - 2.4%
BellSouth Corp., 6%, 10/15/11	15,000	15,640
Verizon New England Inc., 6.5%, 9/15/11	10,000	10,391
		26,031
Utilities - 1.0%
Dominion Resources Inc./VA, 5.7%, 9/17/12	10,000	10,765
Total Corporate Notes and Bonds (Cost $953,617)		1,020,744
Repurchase Agreement - 3.1%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $34,108 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $33,440 (Cost $33,440)		33,440
TOTAL INVESTMENTS - 98.6% (Cost $987,057)		1,054,184
NET OTHER ASSETS AND LIABILITIES - 1.4%		14,920
TOTAL ASSETS - 100.0%		$ 1,069,104

LLC Limited Liability Company
PLC Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report - 10

Madison Mosaic Income Trust | December 31, 2010

Statements of Assets and Liabilities

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$ 4,955,332	$ 9,233,238	$51,872,861	$ 1,020,744
Repurchase agreements	54,165	171,344	82,194	33,440
Total investments*	5,009,497	9,404,582	51,955,055	1,054,184
Receivables
Interest	40,946	90,316	655,749	14,920
Capital shares sold	3,516	17,313	178	–
Total assets	5,053,959	9,512,211	52,610,982	1,069,104

LIABILITIES
Payables
Investment securities purchased	–	74,020	–	–
Dividends	279	2,130	201,403	–
Capital shares redeemed	2,381	336,153	15,047	–
Auditor fees	3,500	4,000	6,500	–
Independent trustee fees	250	250	250	–
Total liabilities	6,410	416,553	223,200	–

NET ASSETS	$ 5,047,549	$ 9,095,658	$52,387,782	$1,069,104

Net assets consists of:
Paid in capital	$4,909,130	$8,857,674	51,083,459	$999,663
Accumulated net realized gain (loss)	(446)	(40,679)	59,296	2,314
Net unrealized appreciation on investments	138,865	278,663	1,245,027	67,127
Net Assets	$ 5,047,549	$ 9,095,658	$52,387,782	$1,069,104

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	470,995	1,320,108	4,789,705	98,876

NET ASSET VALUE PER SHARE	$10.72	$6.89	$10.94	$10.81

*INVESTMENT SECURITIES, AT COST	$ 4,870,632	$ 9,125,919	$50,710,028	$ 987,057

See accompanying Notes to Financial Statements.

Annual Report - 11

Madison Mosaic Income Trust | December 31, 2010

Statements of Operations

For the year ended December 31, 2010

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
INVESTMENT INCOME (Note 1)
Interest income	$150,557	$440,109	$1,270,250	$47,056

EXPENSES (Notes 3 and 5)
Investment advisory fees	19,602	47,088	168,845	375
Other expenses:
Service agreement fees	9,221	30,316	99,436	281
Auditor fees	3,500	4,000	6,500	–
Independent trustee fees	1,000	1,000	1,000	–
Line of credit interest and fees	250	250	250	–
Total other expenses	13,971	35,566	107,186	281
Total expenses	33,573	82,654	276,031	656

NET INVESTMENT INCOME	116,984	357,455	994,219	46,400

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	5,634	255,707	102,500	3,769
Change in net unrealized appreciation of investments	31,782	40,434	1,208,983	8,240

NET GAIN ON INVESTMENTS	37,416	296,141	1,311,483	12,009

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,400	$653,596	$2,305,702	$58,409

See accompanying Notes to Financial Statements.

Annual Report - 12

Madison Mosaic Income Trust | December 31, 2010

Statements of Changes in Net Assets

For the period indicated

	Government Fund		Core Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 116,984	$ 114,194	$ 357,455	$ 323,880
Net realized gain (loss) on investments	5,634	28,453	255,707	(10,178)
Net unrealized appreciation (depreciation) on investments	31,782	(96,261)	40,434	76,240
Net increase in net assets resulting from operations	154,400	46,386	653,596	389,942

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(116,984)	(114,194)	(357,455)	(323,880)
From net capital gains	(5,897)	(13,052)	–	–
Total distributions	(122,881)	(127,246)	(357,455)	(323,880)

CAPITAL SHARE TRANSACTIONS (Note 7)	716,384	(690,825)	(3,701,608)	7,247,526

NET INCREASE (DECREASE) IN NET ASSETS	747,903	(771,685)	(3,405,467)	7,313,588

NET ASSETS
Beginning of period	$4,299,646	$5,071,331	$12,501,125	$5,187,537
End of period	$5,047,549	$4,299,646	$ 9,095,658	$12,501,125

	Institutional Bond Fund		Investment Grade Corporate Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 994,219	$ 173,320	$ 46,400	$ 47,935
Net realized gain (loss) on investments	102,500	(4,986)	3,769	(1,455)
Net unrealized appreciation (depreciation) on investments	1,208,983	(21,031)	8,240	48,022
Net increase in net assets resulting from operations	2,305,702	147,303	58,409	94,502

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(994,219)	(173,320)	(46,400)	(47,935)
From net capital gains	(38,218)	–	-	–
Total distributions	(1,032,437)	(173,320)	(46,400)	(47,935)

CAPITAL SHARE TRANSACTIONS (Note 7)	24,732,606	24,253,096	70,435	(8,090)

NET INCREASE IN NET ASSETS	26,005,871	24,227,079	82,444	38,477

NET ASSETS
Beginning of period	$26,381,911	$ 2,154,832	$ 986,660	$948,183
End of period	$52,387,782	$26,381,911	$1,069,104	$986,660

See accompanying Notes to Financial Statements.

Annual Report - 13

Madison Mosaic Income Trust | December 31, 2010

Financial Highlights

Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.63	$10.81	$10.30	$9.94	$9.95
Investment operations:
Net investment income	0.26	0.27	0.32	0.33	0.31
Net realized and unrealized gain (loss) on investments	0.10	(0.15)	0.51	0.36	(0.01)
Total from investment operations	0.36	0.12	0.83	0.69	0.30
Less distributions:
From net investment income	(0.26)	(0.27)	(0.32)	(0.33)	(0.31)
From net capital gains	(0.01)	(0.03)	–	–	–
Total distribution	(0.27)	(0.30)	(0.32)	(0.33)	(0.31)
Net asset value, end of period	$10.72	$10.63	$10.81	$10.30	$9.94
Total return (%)	3.40	1.19	8.17	7.10	3.07
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,048	$4,300	$5,071	$2,986	$3,055
Ratio of expenses to average net assets (%)	0.68	0.69	0.78	1.15	1.19
Ratio of net investment income to average net assets (%)	2.39	2.55	3.00	3.30	3.11
Portfolio turnover (%)	20	38	67	18	41

CORE BOND FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.76	$6.74	$6.58	$6.44	$6.46
Investment operations:
Net investment income	0.21	0.21	0.27	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.13	0.02	0.16	0.14	(0.02)
Total from investment operations	0.34	0.23	0.43	0.40	0.22
Less distributions from net investment income	(0.21)	(0.21)	(0.27)	(0.26)	(0.24)
Net asset value, end of period	$6.89	$6.76	$6.74	$6.58	$6.44
Total return (%)	5.11	3.43	6.80	6.41	3.48
Ratios and supplemental data
Net assets, end of period (in thousands)	$9,096	$12,501	$5,188	$4,523	$4,610
Ratio of expenses to average net assets (%)	0.70	0.70	0.80	1.12	1.10
Ratio of net investment income to average net assets (%)	3.04	3.13	4.18	4.05	3.70
Portfolio turnover (%)	32	16	36	41	60

Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Annual Report - 14

Madison Mosaic Income Trust | Financial Highlights | concluded

Selected data for a share outstanding throughout each period indicated

INSTITUTIONAL BOND FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.68	$10.47	$10.41	$10.08	$10.11
Investment operations:
Net investment income	0.19	0.20	0.48	0.44	0.41
Net realized and unrealized gain (loss) on investments	0.27	0.21	0.16	0.33	(0.03)
Total from investment operations	0.46	0.41	0.64	0.77	0.38
Less distributions:
From net investment income	(0.19)	(0.20)	(0.48)	(0.44)	(0.41)
From net capital gains	(0.01)	–	(0.10)	–	–
Total distributions	(0.20)	(0.20)	(0.58)	(0.44)	(0.41)
Net asset value, end of period	$10.94	$10.68	$10.47	$10.41	$10.08
Total return (%)	4.35	3.99	6.30	7.77	3.93
Ratios and supplemental data
Net assets, end of period (in thousands)	$52,388	$26,382	$2,155	$6,413	$6,511
Ratio of expenses to average net assets (%)	0.49	0.49	0.56	0.47	0.46
Ratio of net investment income to average net assets (%)	1.76	2.21	3.70	4.21	3.97
Portfolio turnover (%)	21	11	73	42	34

INVESTMENT GRADE CORPORATE BOND FUND
	Year Ended December 31,
	2010	2009	2008	2007*
Net asset value, beginning of period	$10.68	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.48	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.13	0.52	(0.09)	0.26
Total from investment operations	0.61	1.05	0.43	0.53
Less distributions:
From net investment income	(0.48)	(0.53)	(0.52)	(0.27)
From net capital gains	–	–	(0.01)	–
Total distributions	(0.48)	(0.53)	(0.53)	(0.27)
Net asset value, end of period	$10.81	$10.68	$10.16	$10.26
Total return (%)	5.81	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$1,069	$987	$948	$637
Ratio of expenses to average net assets (%)	0.06	–	–	–
Ratio of net investment income to average net assets (%)	4.44	5.05	5.21	5.29
Portfolio turnover (%)	14	18	5	3

* For the period July 1, 2007 (commencement of operations) through December 31, 2007
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Annual Report - 15

Madison Mosaic Income Trust | December 31, 2010

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds, Madison Mosaic Government Fund, Madison Mosaic Core Bond Fund, Madison Mosaic Institutional Bond Fund and the Madison Mosaic Investment Grade Corporate Bond Fund (known as Corporate Income Shares Fund or COINS prior to November 30, 2010) (collectively, the "Funds"). The Funds are each a diversified mutual fund with their objectives and strategies detailed in their prospectus.

Portfolio Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. As of December 31, 2010, none of the Funds held securities deemed as a Level 3.

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Madison Mosaic Income Trust | Notes to Financial Statements | continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 12/31/10
Government
Mortgage Backed Securities	$ –	$ 548,770	$ –	$ 548,770
U.S. Government Agency Notes	–	2,288,820	–	2,288,820
U.S. Treasury Notes	–	2,117,742	–	2,117,742
Repurchase Agreement	–	54,165	–	54,165
Total	$ –	$5,009,497	$ –	$5,009,497
Core Bond
Corporate Debt Securities	$ –	$ 4,590,557	$ –	$ 4,590,557
Mortgage Backed Securities	–	2,436,487	–	2,436,487
U.S. Government Agency Notes	–	382,410	–	382,410
U.S. Treasury Notes	–	1,823,784	–	1,823,784
Repurchase Agreement	–	171,344	–	171,344
Total	$ –	$ 9,404,582	$ –	$ 9,404,582
Institutional Bond
Corporate Debt Securities	$ –	$26,962,535	$ –	$26,962,535
U.S. Government Agency Notes	–	10,678,970	–	10,678,970
U.S. Treasury Notes	–	14,231,356	–	14,231,356
Repurchase Agreement	–	82,194	–	82,194
Total	$ –	$51,955,055	$ –	$51,955,055

Investment Grade Corporate Bond Fund
Corporate Debt Securities	$ –	$ 1,020,744	$ –	$ 1,020,744
Repurchase Agreement	–	33,440	–	33,440
Total	$ –	$ 1,054,184	$ –	$ 1,054,184

Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended December 31, 2010.

In March 2008, FASB issued guidance regarding enhanced disclosures about Funds’ derivitive and hedging activities. Management has determined that there is no impact on the financial statements of the Funds held in the Trust as they did not hold derivative financial instruments during the year.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue

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Madison Mosaic Income Trust | Notes to Financial Statements | continued

discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2010 and 2009 was as follows:

	2010	2009
Government Fund:
Distributions paid from:
Ordinary income	$121,062	$114,194
Long-term capital gains	1,819	13,052
Core Bond Fund:
Distributions paid from ordinary income	$357,455	$323,880
Institutional Bond Fund:
Distributions paid from:
Ordinary income	$1,028,225	$173,320
Long-term capital gains	11,212	–
Investment Grade Corporate Bond Fund:
Distributions paid from ordinary income	$46,400	$47,935

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized losses	$ –
Net unrealized appreciation on investments	138,419
$138,419
Core Bond Fund:
Accumulated net realized losses	$ (38,922)
Net unrealized appreciation on investments	276,906
$237,984
Institutional Bond Fund:
Accumulated net realized gains	$ 59,296
Net unrealized appreciation on investments	1,245,027
$1,304,323
Investment Grade Corporate Bond Fund:
Accumulated net realized gains	$ 2,314
Net unrealized appreciation on investments	67,127
$69,441

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2010, the Core Bond Fund had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Core Bond Fund
December 31, 2013	$ 6,408
December 31, 2014	22,383
December 31, 2017	10,131

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to

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Madison Mosaic Income Trust | Notes to Financial Statements | continued

make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchased securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Funds’ custodian bank. The Funds, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfer uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2010, the Government Fund had a 0.3% interest, the Core Bond Fund had a 1.0% interest, the Institutional Bond Fund had a 0.5% interest and the Investment Grade Corporate Bond Fund had a 0.2% interest in the consolidated repurchase agreement of $16,483,850 collateralized by $16,813,538 in Freddie Mac Mortgaged Backed Security Notes. Proceeds at maturity were $16,483,864.

3. Investment Advisory Fees. For the period covered by this report, the investment adviser to the Funds, Madison Investment Advisors, LLC (the "Adviser"), earned an advisory fee equal to 0.40% per annum of the average net assets of the Government Fund and Core Bond Fund and 0.30% per annum for the Institutional Bond Fund. Effective November 30, 2010, the Investment Grade Corporate Bond Fund’s fee was 0.40% per annum. Prior to November 30, the Investment Grade Corporate Bond Fund was not charged an advisory fee. The fees are accrued daily and are paid monthly. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t securities	$1,741,519	$912,497

	Purchases	Sales
Core Bond Fund:
U.S. Gov’t securities	$2,281,413	$5,616,537
Other	1,335,390	953,160
Institutional Fund:
U.S. Gov’t securities	$20,575,321	$8,309,554
Other	17,385,077	2,577,942
Investment Grade Corporate Bond Fund:
U.S. Gov’t securities	$ –	$ –
Other	221,324	140,512

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This fee was 0.28% for the Government Fund, 0.30% for the Core Bond Fund and 0.19% for the Institutional Bond Fund. Effective November 30, 2010, the Investment Grade Corporate Bond Fund’s fee was 0.30%. Prior to November 30, the Investment Grade Corporate Bond Fund was not charged a services fee. The direct expenses paid by the Funds and referenced below come out of this fee.

The Funds pay the expenses of the Funds’ Independent Trustees directly. For the year ended December 31, 2010, these fees were $1,000, $1,000, $1,000 and $0 for the Government, Core Bond, Institutional Bond and Investment Grade Corporate Bond Funds, respectively.

The Funds also pay the expenses of the Funds’ independent registered public accountants directly. For the year ended December 31, 2010, the amounts expensed for these fees were $3,500, $4,000, $6,500 and $0 for the Government, Core Bond, Institutional Bond and Investment Grade Corporate Bond Funds, respectively.

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Madison Mosaic Income Trust | Notes to Financial Statements | continued

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2010:

	Government Fund	Core Bond Fund

Aggregate Cost	$4,871,078	$9,127,676
Gross unrealized appreciation	150,114	376,039
Gross unrealized depreciation	(11,695)	(99,133)
Net unrealized appreciation	$ 138,419	$ 276,906

	Institutional Bond Fund	Investment Grade Corporate Bond Fund
Aggregate Cost	$50,710,028	$987,057
Gross unrealized appreciation	1,272,021	70,181
Gross unrealized depreciation	(26,994)	(3,054)
Net unrealized appreciation	$ 1,245,027	$ 67,127

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2010	2009
In Dollars
Shares sold	$1,700,722	$1,645,312
Shares issued in reinvestment of dividends	118,897	122,057
Total shares issued	1,819,619	1,767,369
Shares redeemed	(1,103,235)	(2,458,194)
Net increase (decrease)	$ 716,384	$ (690,825)

In Shares
Shares sold	157,293	152,832
Shares issued in reinvestment of dividends	11,009	11,384
Total shares issued	168,302	164,216
Shares redeemed	(101,855)	(228,740)
Net increase (decrease)	66,447	(64,524)

	Year Ended December 31,
Core Bond Fund	2010	2009
In Dollars
Shares sold	$4,604,402	$11,222,498
Shares issued in reinvestment of dividends	335,564	307,135
Total shares issued	4,939,966	11,529,633
Shares redeemed	(8,641,574)	(4,282,107)
Net increase (decrease)	$(3,701,608)	$ 7,247,526

In Shares
Shares sold	658,207	1,669,385
Shares issued in reinvestment of dividends	48,369	45,482
Total shares issued	706,576	1,714,867
Shares redeemed	(1,236,378)	(634,993)
Net increase (decrease)	(529,802)	1,079,874

	Year Ended December 31,
Institutional Bond Fund	2010	2009
In Dollars
Shares sold	$35,940,448	$27,206,566
Shares issued in reinvestment of dividends	395,053	172,265
Total shares issued	36,335,501	27,378,831
Shares redeemed	(11,602,895)	(3,125,735)
Net increase	$24,732,606	$24,253,096

In Shares
Shares sold	3,345,384	2,539,877
Shares issued in reinvestment of dividends	36,448	16,240
Total shares issued	3,381,832	2,556,117
Shares redeemed	(1,061,304)	(292,714)
Net increase	2,320,528	2,263,403

	Year Ended December 31,
Investment Grade Corporate Bond Fund	2010	2009
In Dollars
Shares sold	$24,035	$100,000
Shares issued in reinvestment of dividends	46,400	47,935
Total shares issued	70,435	147,935
Shares redeemed	–	(156,025)
Net increase (decrease)	$70,435	$ (8,090)

In Shares
Shares sold	2,229	9,756
Shares issued in reinvestment of dividends	4,254	4,586
Total shares issued	6,483	14,342
Shares redeemed	–	(15,281)
Net increase (decrease)	6,483	(939)

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Madison Mosaic Income Trust | Notes to Financial Statements | concluded

8. Line of Credit. The Government Fund, Core Bond Fund and Institutional Bond Fund have lines of credit with U.S. Bank N.A. of $500,000, $1 million and $5 million, respectively. Each line is a revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2010, none of the Funds borrowed on their respective lines of credit.

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Annual Report - 21

Madison Mosaic Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the "Trust"), including the Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund (formerly the Corporate Income Shares Fund) (collectively, the "Funds"), as of December 31, 2010 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the three years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2010, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, and for each of the three years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 22, 2011

Annual Report - 22

Madison Mosaic Income Trust

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2010 and held for the six-months ended December 31, 2010.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Fund	$1,000.00	$1,001.00	0.69%	$3.48
Core Bond Fund	$1,000.00	$1,005.05	0.70%	$3.60
Institutional Bond Fund	$1,000.00	$1,010.75	0.49%	$2.50
Investment Grade Corporate Bond Fund	$1,000.00	$1,014.73	0.06%3	$0.32
1For the six-months ended December 31, 2010.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
3The Investment Grade Corporate Bond Fund did not incur expenses prior to November 30, 2010 when it was known as the Madison Corporate Income Shares Fund.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is neither Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in either Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Fund	$1,000.00	$1,025.47	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,025.47	0.70%	$3.59
Institutional Bond Fund	$1,000.00	$1,025.47	0.49%	$2.50
Investment Grade Corporate Bond Fund	$1,000.00	$1,025.47	0.06%3	$0.32
1For the six-months ended December 31, 2010.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
3Based on the restated annualized expense ratio reflected in the prospectus of the Investment Grade Corporate Bond Fund of 0.70%, the hypothetical expenses paid during the period would have been $3.57.

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Madison Mosaic Income Trust | Other Information | continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal. The Trustees considered a number of factors when the Board most recently approved the advisory contract between the Adviser and the Trust in July 2010. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Madison Mosaic organization as well as the MEMBERS Mutual Funds, Ultra Series Fund and the Madison Strategic Sector Premium Fund.

The Board also discussed the quality of services provided to the Trust by its transfer agent and custodian as well as the various administrative services provided directly by the Adviser.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.

A comprehensive discussion of fund performance and market conditions followed. Representatives of the Adviser

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Madison Mosaic Income Trust | Other Information | continued

discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed their expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differ significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee is lower than the fee charged to the Trusts. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each fund’s fee structure based on total fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trusts (i.e. an advisory fee and a capped administrative "services" expense). The Board paid particular attention to the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not completely dispositive, was nevertheless an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its Services Agreement with the Trust, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board noted the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trust alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $15 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that each Trust is important to the Adviser, is managed with the attention given to other firm clients and is not treated as "loss leader."

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

Annual Report - 25

Madison Mosaic Income Trust | Other Information | concluded

Counsel to the Trust’s non-interested Trustees (the "Independent Trustees") confirmed that the Independent Trustees met previously and reviewed the written contract renewal materials provided by the Adviser. The Independent Trustees’ counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements with the Madison Investment Advisors organization are in the best interests of each respective fund and its shareholders.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the respective Trusts’ advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements with the Madison Investment Advisors organization are in the best interests of each respective fund and its shareholders.

Annual Report - 26

Madison Mosaic Income Trust

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at

www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Annual Report - 27

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

Annual Report - 28

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

Annual Report - 29

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Annual Report - 30

Madison Mosaic Income Trust | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 4 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

Annual Report - 31

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Annual Report - 32

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic¨ Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711
(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted, other than to expand its scope to additional persons or entities to reflect changes occurring over the passage of time.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2010, Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded James R. Imhoff, Jr. who served in that capacity from August 2009 through July 2010.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2010 and 2009, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $85,300 ($105,300 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $85,300 ($108,000 including MSP). Of these amounts, approximately $16,500 and $15,000, respectively, was or will be attributable to Madison Mosaic Income Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Income Trust

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, President and Principal Executive Officer
Date: February 22, 2011

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: February 22, 2011